EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ISOFT INTERNATIONAL INC. (the "Company") on Form 10-K/A-1 for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mohamed Ayad, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Mohamed Ayad
                                          --------------------------------------
Date: January 8, 2013                     Mohamed Ayad
                                          President, CEO and Secretary Treasurer
                                          Principal Executive, Financial and
                                          Accounting Officer